UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PPGAX

Putnam Global Sector Fund

Semiannual report 4|30|16

A world of investing.®

Putnam INVESTMENTS

7890

This GLOBAL SECTOR FUND invests in stocks of companies in markets around the world.

Putnam
Global Sector
Fund

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Our allocation of investments among the underlying funds may hurt performance. In addition, the fund’s performance is subject to the risks that may affect the performance of the underlying funds, which are as follows. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. An underlying fund may have a policy of concentrating on a limited group of industries and may be non-diversified. Because an underlying fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong, in our opinion. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Putnam Global Sector Fund

A world of sectors in one portfolio

Putnam Global Sector Fund incorporates the best of our global research organization into a single portfolio. It invests in eight of Putnam's global sector funds and provides exposure to all sectors of the MSCI World Index (ND).

"Our process is a collaborative effort across the firm that emphasizes outside-the-box critical thinking."

Aaron M. Cooper, CFA
Portfolio Manager
Director of Global Equity Research

Pursues opportunities around the globe

Since U.S. companies represent only a portion of the total worldwide market capitalization, targeting stocks around the globe is an important investment strategy. However, finding the right stocks in the broad universe of domestic and international markets requires rigorous research. Putnam analysts, who are located in Boston, London, and Singapore, have in-depth knowledge of global markets and work to find information that the markets have not already factored into stock prices.

Actively managed funds and a team of analysts

The fund represents the best ideas and stock recommendations from approximately 40 analysts covering over 1,000 companies. Each underlying Putnam global sector fund is actively managed, which means investments are regularly monitored and adjusted as business fundamentals, market conditions, or opportunities change.

Invests in eight Putnam sector funds

7890

Consumer	Financials	Health Care	Industrials	Natural Resources	Technology	Telecommunications	Utilities
Retail stores, restaurants, media, hotels, food and beverages	Banking, insurance, real estate, credit cards, brokerages	Health-care service providers, pharmaceuticals, biotechnology, medical devices	Airlines, railroads, aerospace and defense, construction, machinery, transportation	Oil and gas, metals, mining, paper, chemicals, natural resources equipment	Computer hardware, software, storage, and security; consulting and Internet services	Telephone equipment and services, mobile Internet, fiber-optic cable	Electric power, natural gas, wind, solar, and hydropower

2 Global Sector Fund

Global Sector Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Global Sector Fund

Interview with your fund’s portfolio manager

How would you describe the market and economic environment for the six-month period ended April 30, 2016?

The first two months of the period ended with a watershed event that markets had long awaited and, to a certain extent, feared: the first interest-rate hike by the Federal Reserve in almost 10 years. While the market’s overall reaction appeared muted in the moment of the rate hike’s implementation, that changed as the year turned. As 2016 began, the markets, which were growing increasingly alarmed by perceived economic weakness in China and serially depressed commodities prices, became anxious that the Fed had committed itself to a tightening policy agenda.

China’s apparent economic slowdown spooked investors around the world, as material weakness in that country implied ripple effects for a variety of global sectors and national economies. In addition, strength in the dollar in the early months of 2016 posed a risk to U.S. exporters and amplified China-related concerns over weakness in a number of emerging markets. All of this led to a decidedly risk-off environment for stocks until roughly mid-February, at which point the markets began to stage a turnaround based on a variety of factors, including a rebounding oil price and declining stock market volatility.

This painful start to the year was notable, in my view, given that economic trends in the United States did not prompt the decline.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Global Sector Fund	5

If anything, U.S. economic data only got stronger through the six-month period, particularly in measures of labor market health and readings of manufacturing conditions. By mid-February, as some of the widespread fear subsided and markets took note of the prevailing economic strength, the stock market reversed course, rallying through the end of March. For the period overall, the global stock market’s return was modestly negative — at –1.05% for the MSCI World Index [ND].

During the reporting period, the Fed suggested it would wait for more signs of strength before raising rates again. Did this contribute to the stock market’s turnaround late in the period?

The Fed did become more dovish-sounding than markets expected at the start of the year. Weakness outside the United States and general financial market turbulence led the Fed to reiterate its cautious stance with respect to raising rates. This helped support more risk-on stock market trading, where we saw cyclical and value-oriented segments of the market perform well, particularly stocks in the industrials, energy, and materials sectors.

Which sectors showed the greatest strength and weakness during the period?

For the period overall, consumer discretionary, information technology, and industrials were some of the strongest areas, although they did not perform well uniformly over this volatile period for U.S. and global stocks. Areas of weakness included the health-care and energy sectors, although energy did begin to trend strongly upward in the latter months of the period.

A variety of companies in other sectors whose fundamentals we think are more promising performed poorly during the period. These included rate-sensitive financial companies, which performed poorly as interest rates fell;

Allocations are shown as a percentage of the underlying fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

6	Global Sector Fund

biotech stocks, which continued to feel the pressures of regulatory activity and drug-pricing scrutiny; and a variety of Internet and tech companies that made gains in 2015 but have generally stalled in 2016.

What were some of the top contributors to performance?

The top contributor was our decision, in the underlying technology-focused fund, to underweight the stock of Apple relative to the benchmark. After many years of mostly outstanding growth, Apple’s stock performed poorly during the period because the company’s growth forecast disappointed investors.

Another performance highlight was Wynn Resorts, a developer, owner, and operator of casino resort properties. This stock had been a drag on fund performance in the previous fiscal year, as the company was hurt by a slowdown in the international gaming business, specifically in Macao, China. Our analyst’s decision to continue to hold the stock in that challenging demand environment proved beneficial; Wynn was a top-performing holding for the six-month reporting period. We believe Macao remains poised for strong long-term growth, especially considering that only a small portion of China’s population has visited Macao. Indeed, we have already begun to see growth in the most profitable segment of consumers — non-VIP casino visitors. We also believe that Wynn offers attractive, world-class destinations, and its newest Macao resort, scheduled to open in the

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16 and may not equal 100% due to the timing of trade date versus settlement date transactions. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes and rounding. Holdings and allocations may vary over time.

Global Sector Fund	7

summer of 2016, is expected to further boost the company’s profitability.

Our position in one of the world’s largest defense companies, Northrop Grumman, was also among the top contributors. This company specializes in the manufacture of defense systems and aircraft, including unmanned aerial vehicles, and it continues to invest in attractive growth areas in which it has a strong competitive advantage, in our view. The company won several franchise programs, including a contract in October 2015 to build the next long-range bomber for the U.S. Air Force. We expect this award to accelerate profits for Northrop over several years.

Which stocks were among the most significant detractors from relative returns?

In the underlying health-care-focused sector fund, we held the stock of Allergan. This pharmaceutical stock was boosted for a portion of the period by the announcement of plans by Pfizer, an American global pharmaceutical giant, to acquire Allergan, a deal that would have helped Pfizer sustain its top-line growth, achieve cost synergy, and shift Pfizer’s headquarters to Ireland for a more favorable tax environment. However, in April, the Obama Administration announced plans to disallow this kind of tax-inversion for U.S. companies. With the deal falling apart, Allergan’s stock tumbled toward period-end. We continue to like the company, however, and maintained it in the portfolio.

Bombardier, a Canada-based manufacturer of planes and trains, was another large detractor from fund performance. In 2015, Bombardier struggled because of delays in the manufacture of a new fuel-efficient passenger jet airliner known as the CSeries. We were optimistic about a change in Bombardier’s management, but business jet orders and cash flows were below our expectations. As a result, the stock price declined during the period.

What is your outlook for the economy and stock markets?

In the United States, the economy has been on decent footing, in our view, and we do not see a destabilization of the recovery as very likely this year. However, we believe that the stock market’s volatile pattern early in 2016 may be a harbinger of a higher-volatility regime coming back into play at some point in the coming quarters.

While we do not think a big market drawdown is the most likely scenario in 2016, we think the risk for that to happen in the quarters ahead is higher than it has been in recent years. Looking toward the second half of the year, we think it is plausible that markets will see mid- to high-single-digit earnings growth. We would call this a realistic and positive view of future earnings growth, and on the basis of this perspective, we think the market could achieve modestly positive returns.

There are important risks to this view, of course. Now that the Fed has embarked on its rate-raising campaign, we think interest rates may continue to rise across different parts of the yield curve, meaning borrowing costs could begin to go up for companies and the recently booming M&A [mergers and acquisitions] cycle may be past its peak. For 2016, it remains to be seen how much of a headwind this becomes, but, in our view, this may be a sign of the maturity of the economic cycle — as well as a signal of the risk that the cycle could end prematurely.

Thank you, Aaron, for your insights and time today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the

8	Global Sector Fund

fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Aaron M. Cooper is Director of Global Equity Research at Putnam. He holds an A.B. from Harvard University. He joined Putnam in 2011 and has been in the investment industry since 1999.

In addition to Aaron, your portfolio is managed by a team of senior equity analysts, including Sheba M. Alexander, CFA; Isabel Buccellati; Jacquelyne J. Cavanaugh; Kelsey Chen, Ph.D.; Neil P. Desai; Christopher J. Eitzmann; Vivek Gandhi, CFA; Ryan Kauppila; Greg Kelly; David Morgan; Ferat Ongoren; Walter D. Scully, CPA; and Di Yao.

IN THE NEWS

Today’s bull market, which rose from the ashes of the Great Recession more than seven years ago, recently marked a major milestone. Although the market’s path has at times been volatile, the general upswing in U.S. stocks officially became the second-longest-running bull market in history on the final trading day of April 2016. A bull market is typically defined as a rally of 20% or more off a recent market low. From the trough of the market on March 9, 2009, through April 29, 2016, the S&P 500 Index rose 255%. At 2,608 days old, this up market for stocks still has a long way to go to catch the longest-running bull market on record, which lasted from 1987 to 2000 — 4,494 days — and delivered a whopping 844% return. Today’s record bull has been fed by low interest rates, positive momentum, and historically high levels of monetary and fiscal support from central banks worldwide.

Global Sector Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	55.52%	46.58%	48.52%	48.52%	48.61%	48.61%	50.85%	45.57%	53.18%	57.91%
Annual average	7.53	6.49	6.72	6.72	6.73	6.73	6.99	6.37	7.26	7.80

5 years	30.04	22.56	25.21	23.50	25.28	25.28	26.82	22.38	28.38	31.68
Annual average	5.39	4.15	4.60	4.31	4.61	4.61	4.87	4.12	5.12	5.66

3 years	21.79	14.79	19.09	16.42	19.20	19.20	20.08	15.88	20.90	22.75
Annual average	6.79	4.70	6.00	5.20	6.03	6.03	6.29	5.04	6.53	7.07

1 year	–5.15	–10.60	–5.78	–9.96	–5.78	–6.61	–5.63	–8.93	–5.39	–4.92

6 months	–2.01	–7.65	–2.27	–6.61	–2.35	–3.22	–2.24	–5.66	–2.09	–1.86

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Global Sector Fund

Comparative index returns For periods ended 4/30/16

MSCI World Index (ND)

Life of fund	57.99%
Annual average	7.81

5 years	33.59
Annual average	5.96

3 years	20.03
Annual average	6.28

1 year	–4.17

6 months	–1.05

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.042		—	—	—		$0.005	$0.067

Capital gains

Long-term gains	1.232		$1.232	$1.232	$1.232		1.232	1.232

Short-term gains	—		—	—	—		—	—

Total	$1.274		$1.232	$1.232	$1.232		$1.237	$1.299

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

10/31/15	$11.48	$12.18	$11.27	$11.28	$11.42	$11.83	$11.45	$11.52

4/30/16	9.97	10.58	9.78	9.78	9.93	10.29	9.97	10.00

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Global Sector Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)		(3/31/10)	(3/31/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	52.71%	43.93%	45.79%	44.83%	45.88%	45.88%	48.11%	42.93%	50.41%	54.91%
Annual average	7.31	6.26	6.48	6.37	6.50	6.50	6.77	6.13	7.04	7.57

5 years	33.50	25.82	28.42	26.66	28.48	28.48	30.08	25.53	31.80	35.04
Annual average	5.95	4.70	5.13	4.84	5.14	5.14	5.40	4.65	5.68	6.19

3 years	22.92	15.86	20.06	17.37	20.18	20.18	21.09	16.85	22.03	23.77
Annual average	7.12	5.03	6.28	5.48	6.32	6.32	6.59	5.33	6.86	7.37

1 year	–4.53	–10.02	–5.24	–9.45	–5.24	–6.08	–5.01	–8.33	–4.77	–4.31

6 months	3.72	–2.25	3.26	–1.32	3.26	2.35	3.42	–0.20	3.56	3.75

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 10/31/15*	1.23%	1.98%	1.98%	1.73%	1.48%	0.98%

Total annual operating expenses
for the fiscal year ended
10/31/15	2.56%	3.31%	3.31%	3.06%	2.81%	2.31%

Annualized expense ratio for the
six-month period ended 4/30/16†	0.25%	1.00%	1.00%	0.75%	0.50%	0.00%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Prospectus expense information also includes the impact of acquired fund fees and expenses of 0.98%, which is not included in the financial highlights or annualized expense ratios. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 2/28/17.

† Excludes the expense ratios of the underlying Putnam funds.

12	Global Sector Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.23	$4.92	$4.91	$3.69	$2.46	$0.00

Ending value (after expenses)	$979.90	$977.30	$976.50	$977.60	$979.10	$981.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$1.26	$5.02	$5.02	$3.77	$2.51	$0.00

Ending value (after expenses)	$1,023.62	$1,019.89	$1,019.89	$1,021.13	$1,022.38	$1,024.86

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Global Sector Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge , or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Global Sector Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Global Sector Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Global Sector Fund

The fund’s portfolio 4/30/16 (Unaudited)

	Shares	Value
Global Sector Funds (99.6%)*

Putnam Global Consumer Fund Class Y †††	90,752	$1,659,857

Putnam Global Financials Fund Class Y †††	128,578	1,370,645

Putnam Global Health Care Fund Class Y †††	14,368	861,066

Putnam Global Industrials Fund Class Y †††	44,084	773,667

Putnam Global Natural Resources Fund Class Y †††	50,835	810,820

Putnam Global Technology Fund Class Y †††	43,241	956,921

Putnam Global Telecommunications Fund Class Y †††	17,065	247,279

Putnam Global Utilities Fund Class Y †††	19,516	242,977

Total global sector funds (cost $7,354,657)		$6,923,232

Fixed Income Funds (0.4%)*

Putnam Money Market Fund Class A †††	30,809	$30,809

Total fixed income funds (cost $30,809)		$30,809

Total investments (cost $7,385,466)		$6,954,041

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent “Accounting Standards Codification 820 Fair Value Measurements and Disclosures .”

* Percentages indicated are based on net assets of $6,953,635

††† Affiliated Company (Note 5).

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Global sector funds	$6,923,232	$—	$—

Fixed income funds	30,809	—	—

Totals by level	$6,954,041	$—	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

Global Sector Fund	17

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in affiliated underlying Putnam Funds, at value (Note 1):
Affiliated underlying Putnam Funds (identified cost $7,385,466) (Note 5)	$6,954,041

Interest receivable	2

Receivable for shares of the fund sold	4,670

Receivable for investments sold	4,290

Receivable from Manager (Note 2)	22,939

Total assets	6,985,942

LIABILITIES

Payable for investments purchased	4,676

Payable for shares of the fund repurchased	3,000

Payable for distribution fees (Note 2)	1,815

Payable for auditing and tax fees	10,115

Payable for reports to shareholders	11,159

Other accrued expenses	1,542

Total liabilities	32,307

Net assets	$6,953,635

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$7,786,270

Distributions in excess of net investment income (Note 1)	(48,248)

Accumulated net realized loss on investments (Note 1)	(352,962)

Net unrealized depreciation of investments	(431,425)

Total — Representing net assets applicable to capital shares outstanding	$6,953,635

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($3,757,856 divided by 376,849 shares)	$9.97

Offering price per class A share (100/94.25 of $9.97)*	$10.58

Net asset value and offering price per class B share ($431,156 divided by 44,099 shares)**	$9.78

Net asset value and offering price per class C share ($626,567 divided by 64,081 shares)**	$9.78

Net asset value and redemption price per class M share ($283,331 divided by 28,527 shares)	$9.93

Offering price per class M share (100/96.50 of $9.93)*	$10.29

Net asset value, offering price and redemption price per class R share
($12,381 divided by 1,242 shares)	$9.97

Net asset value, offering price and redemption price per class Y share
($1,842,344 divided by 184,220 shares)	$10.00

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

18	Global Sector Fund

Statement of operations Six months ended 4/30/16 (Unaudited)

INVESTMENT INCOME

Income distributions from underlying Putnam Fund shares (Note 5)	$6,078

Total investment income	6,078

EXPENSES

Distribution fees (Note 2)	11,912

Reports to shareholders	8,332

Blue sky expense	36,253

Auditing and tax fees	10,115

Other	435

Fees waived and reimbursed by Manager (Note 2)	(55,135)

Total expenses	11,912

Expense reduction (Note 2)	—

Net expenses	11,912

Net investment loss	(5,834)

Net realized loss of underlying Putnam Fund shares (Notes 1 and 3)	(375,415)

Capital gain distributions from underlying Putnam Fund shares (Note 5)	311,130

Net unrealized depreciation of underlying Putnam Fund shares during the period	(129,825)

Net loss on investments	(194,110)

Net decrease in net assets resulting from operations	$(199,944)

The accompanying notes are an integral part of these financial statements.

Global Sector Fund	19

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income (loss)	$(5,834)	$53,312

Net realized gain (loss) on investments	(64,285)	825,027

Net unrealized depreciation of investments	(129,825)	(678,961)

Net increase (decrease) in net assets resulting
from operations	(199,944)	199,378

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(14,845)	(123,208)

Class B	—	(13,162)

Class C	—	(22,783)

Class M	—	(710)

Class R	(7)	(627)

Class Y	(10,905)	(155,513)

From net realized long-term gain on investments
Class A	(435,449)	(262,965)

Class B	(54,042)	(33,695)

Class C	(81,880)	(56,035)

Class M	(65,578)	(1,746)

Class R	(1,810)	(1,430)

Class Y	(200,516)	(312,587)

Increase from capital share transactions (Note 4)	325,539	118,197

Total decrease in net assets	(739,437)	(666,886)

NET ASSETS

Beginning of period	7,693,072	8,359,958

End of period (including distributions in excess of net
investment income of $48,248 and $16,657, respectively)	$6,953,635	$7,693,072

* Unaudited.

The accompanying notes are an integral part of these financial statements.

20	Global Sector Fund

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Global Sector Fund	21

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%)[b]	(in thousands)	(%)[c,d]	net assets (%)[d]	(%)

Class A
April 30, 2016**	$11.48	—[e]	(.24)	(.24)	(.04)	(1.23)	(1.27)	—	$9.97	(2.01)*	$3,758	.12*	(.04)*	22*
October 31, 2015	12.69	.07	.19	.26	(.47)	(1.00)	(1.47)	—	11.48	2.31	3,743.25		.63	57
October 31, 2014	12.44	.02	.97	.99	(.26)	(.48)	(.74)	—	12.69	8.11	3,198.25		.15	39
October 31, 2013	10.32	.06	2.64	2.70	(.10)	(.48)	(.58)	—[e]	12.44	27.56	2,257.25		.56	52
October 31, 2012	9.77	.16	.82	.98	(.24)	(.19)	(.43)	—[e]	10.32	10.62	1,339.25		1.62	50
October 31, 2011	10.37	.08	(.25)	(.17)	(.41)	(.02)	(.43)	—[e]	9.77	(1.94)	1,520.25		.78	24

Class B
April 30, 2016**	$11.27	(.04)	(.22)	(.26)	—	(1.23)	(1.23)	—	$9.78	(2.27)*	$431	.50*	(.41)*	22*
October 31, 2015	12.50	(.01)	.17	.16	(.39)	(1.00)	(1.39)	—	11.27	1.47	465	1.00	(.10)	57
October 31, 2014	12.29	(.07)	.97	.90	(.21)	(.48)	(.69)	—	12.50	7.39	420	1.00	(.56)	39
October 31, 2013	10.22	(.04)	2.62	2.58	(.03)	(.48)	(.51)	—[e]	12.29	26.46	287	1.00	(.39)	52
October 31, 2012	9.68	.11	.80	.91	(.18)	(.19)	(.37)	—[e]	10.22	9.79	99	1.00	1.09	50
October 31, 2011	10.32	—[e]	(.25)	(.25)	(.37)	(.02)	(.39)	—[e]	9.68	(2.66)	99	1.00	(.02)	24

Class C
April 30, 2016**	$11.28	(.04)	(.23)	(.27)	—	(1.23)	(1.23)	—	$9.78	(2.35)*	$627	.50*	(.41)*	22*
October 31, 2015	12.52	(.02)	.19	.17	(.41)	(1.00)	(1.41)	—	11.28	1.52	796	1.00	(.17)	57
October 31, 2014	12.30	(.08)	.97	.89	(.19)	(.48)	(.67)	—	12.52	7.33	663	1.00	(.61)	39
October 31, 2013	10.21	(.02)	2.61	2.59	(.02)	(.48)	(.50)	—[e]	12.30	26.57	362	1.00	(.16)	52
October 31, 2012	9.68	.09	.82	.91	(.19)	(.19)	(.38)	—[e]	10.21	9.84	250	1.00	.96	50
October 31, 2011	10.32	(.02)	(.23)	(.25)	(.37)	(.02)	(.39)	—[e]	9.68	(2.65)	227	1.00	(.15)	24

Class M
April 30, 2016**	$11.42	(.03)	(.23)	(.26)	—	(1.23)	(1.23)	—	$9.93	(2.24)*	$283	.37*	(.28)*	22*
October 31, 2015	12.63	(.07)[f]	.27	.20	(.41)	(1.00)	(1.41)	—	11.42	1.77	702.75		(.64)[f]	57
October 31, 2014	12.38	(.04)	.97	.93	(.20)	(.48)	(.68)	—	12.63	7.63	22.75		(.31)	39
October 31, 2013	10.28	.01	2.62	2.63	(.05)	(.48)	(.53)	—[e]	12.38	26.86	19.75		.05	52
October 31, 2012	9.72	.15	.78	.93	(.18)	(.19)	(.37)	—[e]	10.28	10.06	13.75		1.54	50
October 31, 2011	10.34	.04	(.27)	(.23)	(.37)	(.02)	(.39)	—[e]	9.72	(2.43)	15.75		.42	24

Class R
April 30, 2016**	$11.45	(.02)	(.23)	(.25)	—[e]	(1.23)	(1.23)	—	$9.97	(2.09)*	$12	.25*	(.16)*	22*
October 31, 2015	12.66	.05	.18	.23	(.44)	(1.00)	(1.44)	—	11.45	2.04	17.50		.40	57
October 31, 2014	12.41	(.01)	.97	.96	(.23)	(.48)	(.71)	—	12.66	7.85	17.50		(.06)	39
October 31, 2013	10.31	.04	2.63	2.67	(.09)	(.48)	(.57)	—[e]	12.41	27.18	15.50		.35	52
October 31, 2012	9.76	.15	.80	.95	(.21)	(.19)	(.40)	—[e]	10.31	10.29	11.50		1.49	50
October 31, 2011	10.35	.07	(.26)	(.19)	(.38)	(.02)	(.40)	—[e]	9.76	(2.08)	10.50		.70	24

Class Y
April 30, 2016**	$11.52	.01	(.23)	(.22)	(.07)	(1.23)	(1.30)	—	$10.00	(1.86)*	$1,842	—*	.08*	22*
October 31, 2015	12.73	.12[f]	.17	.29	(.50)	(1.00)	(1.50)	—	11.52	2.55	1,970	—	1.04[f]	57
October 31, 2014	12.47	.05	.97	1.02	(.28)	(.48)	(.76)	—	12.73	8.37	4,039	—	.40	39
October 31, 2013	10.35	.06	2.68	2.74	(.14)	(.48)	(.62)	—[e]	12.47	27.90	3,212	—	.57	52
October 31, 2012	9.80	.19	.82	1.01	(.27)	(.19)	(.46)	—[e]	10.35	10.86	972	—	1.92	50
October 31, 2011	10.38	.11	(.25)	(.14)	(.42)	(.02)	(.44)	—[e]	9.80	(1.63)	458	—	1.08	24

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22	Global Sector Fund	Global Sector Fund	23

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Expense ratios do not include expenses of the underlying funds.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class reflect a reduction of the following amount (Note 2).

Percentage of
average net assets

April 30, 2016	0.78%

October 31, 2015	1.33

October 31, 2014	1.27

October 31, 2013	0.98

October 31, 2012	1.31

October 31, 2011	3.53

e Amount represents less than $0.01 per share.

f The net investment income and per share amount shown for the period ending October 31, 2015, may not correspond with the expected class specific differences for the period due to the timing of subscriptions into class M and the timing of redemptions out of class Y.

The accompanying notes are an integral part of these financial statements.

24	Global Sector Fund

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

Putnam Global Sector Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. Putnam Management allocates the fund’s assets among eight Putnam global sector funds to provide exposure to sectors of the global market in approximately the same proportions as the sector weightings in the MSCI World Index. Each underlying fund is a non-diversified fund concentrating in the market sector specified in its name, and each invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Each underlying fund may also invest in emerging markets, use derivatives, such as futures, options, foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and engage in short sales of securities. The fund may also invest in money market securities or affiliated money market or short-term fixed income funds for cash management.

These financial statements report on the fund, which may invest in certain Putnam Funds (the underlying Putnam Funds) which are managed by Putnam Management. The fund may invest in Putnam Money Market Fund, which is a diversified fund, along with the following non-diversified funds: Putnam Global Consumer Fund, Putnam Global Financials Fund, Putnam Global Health Care Fund, Putnam Global Industrials Fund, Putnam Global Natural Resources Fund, Putnam Global Technology Fund, Putnam Global Telecommunications Fund, and Putnam Global Utilities Fund. The financial statements of the underlying Putnam Funds contain additional information about the expenses and investments of the underlying Putnam Funds and are available upon request.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Global Sector Fund	25

Security valuation The price of the fund’s shares are based on its net asset value (NAV), which is in turn based on the NAVs of the underlying Putnam Funds in which it invests, which are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). The NAVs of the underlying Putnam Funds are determined based on the policies contained in each of the underlying Putnam Fund’s financial statements. The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the scheduled close of regular trading on the New York Stock Exchange each day the exchange is open.

Security transactions and related investment income Security transactions, which consist of shares of the underlying Putnam Funds, are recorded on the trade date (date the order to buy or sell is executed). Gains or losses from the sale of the underlying Putnam Funds are determined on the identified cost basis. Income and capital gain distributions from the underlying Putnam Funds are recorded on the ex-dividend date.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $16,658 of late year ordinary losses (ordinary losses recognized during the period between January 1, 2015 and October 31, 2015), to its fiscal year ending October 31, 2016.

The aggregate identified cost on a tax basis is $7,672,649, resulting in gross unrealized appreciation and depreciation of $101,757 and $820,365, respectively, or net unrealized depreciation of $718,608.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund does not pay a management fee to Putnam Management.

Putnam Management has contractually agreed to reimburse the fund for other expenses (excluding payments under the fund’s distribution plans, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) through February 28, 2017. During the reporting period, the fund’s expenses were reduced by $55,135 as a result of this limit.

26	Global Sector Fund

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$4,658	Class M	1,695

Class B	2,154	Class R	38

Class C	3,367	Total	$11,912

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $1,035 and $6 from the sale of class A and class M shares, respectively, and received $85 and $7 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of underlying Putnam Funds aggregated $1,558,226 and $1,794,145, respectively.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/16		Year ended 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	53,005	$559,183	106,262	$1,242,772

Shares issued in connection with
reinvestment of distributions	45,087	447,715	34,029	382,146

	98,092	1,006,898	140,291	1,624,918

Shares repurchased	(47,390)	(455,544)	(66,144)	(767,818)

Net increase	50,702	$551,354	74,147	$857,100

Global Sector Fund	27

	Six months ended 4/30/16		Year ended 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	4,236	$44,510	9,274	$105,672

Shares issued in connection with
reinvestment of distributions	5,334	52,057	4,220	46,846

	9,570	96,567	13,494	152,518

Shares repurchased	(6,737)	(63,193)	(5,858)	(66,601)

Net increase	2,833	$33,374	7,636	$85,917

	Six months ended 4/30/16		Year ended 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	2,961	$28,188	22,024	$256,918

Shares issued in connection with
reinvestment of distributions	8,386	81,849	7,101	78,818

	11,347	110,037	29,125	335,736

Shares repurchased	(17,830)	(169,536)	(11,545)	(128,687)

Net increase (decrease)	(6,483)	$(59,499)	17,580	$207,049

	Six months ended 4/30/16		Year ended 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	123	$1,223	68,109	$797,191

Shares issued in connection with
reinvestment of distributions	6,617	65,578	219	2,456

	6,740	66,801	68,328	799,647

Shares repurchased	(39,669)	(382,883)	(8,594)	(94,540)

Net increase (decrease)	(32,929)	$(316,082)	59,734	$705,107

	Six months ended 4/30/16		Year ended 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	219	$2,609

Shares issued in connection with
reinvestment of distributions	183	1,817	183	2,057

	183	1,817	402	4,666

Shares repurchased	(411)	(4,012)	(301)	(3,347)

Net increase (decrease)	(228)	$(2,195)	101	$1,319

	Six months ended 4/30/16		Year ended 10/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,230	$82,519	41,711	$490,998

Shares issued in connection with
reinvestment of distributions	21,248	211,421	41,609	468,100

	29,478	293,940	83,320	959,098

Shares repurchased	(16,264)	(175,353)	(229,600)	(2,697,393)

Net increase (decrease)	13,214	$118,587	(146,280)	$(1,738,295)

28	Global Sector Fund

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class M	1,519	5.3	$15,084

Class R	1,127	90.8	11,236

At the close of the reporting period, an Interested Trustee of the Fund owned 6.2% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with a company which is under common ownership or control, or involving securities of companies in which the fund owned at least 5% of the outstanding voting securities, were as follows:

	Fair value
	at the					Fair value at
	beginning of					the end of
	the reporting	Purchase	Sale	Investment	Capital gain	the reporting
Name of affiliates	period	cost	proceeds	income	distributions	period

Putnam Global
Consumer Fund
Class Y	$1,820,114	$296,475	$407,170	$—	$60,490	$1,659,857

Putnam Global
Financials Fund
Class Y	1,569,156	306,984	343,290	—	53,883	1,370,645

Putnam Global
Health Care Fund
Class Y	994,565	286,778	223,941	—	111,386	861,066

Putnam Global
Industrials Fund
Class Y	835,787	170,706	232,646	—	30,293	773,667

Putnam Global
Natural Resources
Fund Class Y	839,503	162,935	175,363	—	—	810,820

Putnam Global
Technology Fund
Class Y	1,097,719	205,157	256,656	—	46,815	956,921

Putnam Global
Telecommunications
Fund Class Y	263,564	57,804	64,501	3,612	8,263	247,279

Putnam Global
Utilities Fund Class Y	242,076	51,185	68,471	2,466	—	242,977

Putnam Money
Market Fund Class A	32,714	20,202	22,107	—	—	30,809

Totals	$7,695,198	$1,558,226	$1,794,145	$6,078	$311,130	$6,954,041

Note 6: Market, credit and other risks

In the normal course of business, the underlying Putnam Funds trade financial instruments and enter into finan-cial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The underlying Putnam funds may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The underlying Putnam Funds may invest in foreign securities that involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The financial statements of the underlying Putnam Funds contain additional information about the risks associated with the underlying Putnam Funds’ investments and are available upon request.

Global Sector Fund	29

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

30	Global Sector Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Global Sector Fund	31

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

32	Global Sector Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Global Sector Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS
One Post Office Square
Boston, MA 02109
putnam.com
1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA730
300668 6/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016